Exhibit 99.1
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Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS REPORTS RESULTS
FOR SECOND QUARTER FISCAL 2024
RIDGELAND, Miss. (January 3, 2024) - Cal-Maine Foods,

Inc. (NASDAQ: CALM) (“Cal-Maine Foods” or
the “Company”),

the largest

producer and

distributor of

fresh shell

eggs in

the United

States, today

reported
results for the second quarter of fiscal 2024 (thirteen weeks) ended December

2, 2023.

Second Quarter Fiscal Year 2024 Highlights
●
Quarterly net sales of $523.2 million
●
Quarterly net income of $17.0 million or $0.35 per basic and diluted common share
●
Cash dividend of $5.7 million,

or $0.116 per share, pursuant to the Company’s established
dividend policy
Overview
Sherman Miller, president and chief executive officer of Cal-Maine Foods, Inc., stated, “Cal-Maine
Foods delivered

a solid

financial and

operating performance

for the

second quarter

of fiscal

2024 in

the
face of dynamic market conditions. Our sales reflect a different market environment from a year ago, with significantly lower average

selling prices.

However, our total

volumes sold were

up slightly over

a year ago,
as consumer

demand for

shell eggs

continued to

be favorable

in the

quarter, especially leading

up to

the
Thanksgiving holiday. As always, we strive to offer consumers a wide range of quality choices in shell eggs as well as

enhanced egg products offerings.

Our ability to

meet changing demand

trends with a

favorable
product mix has

been an important

differentiator for Cal-Maine

Foods. With solid

execution, we continued
to

meet

the

needs of

our customers.

We

commend our

managers and

employees across

our

production
facilities who continued to efficiently manage our operations and keep pace with changing demand.
“During the second quarter, we completed the acquisition of the assets of Fassio

Egg Farms, Inc. a
shell

egg

production

and

processing

business

located

in

Erda,

Utah,

outside

of

Salt

Lake

City.

The
additional production

capacity, especially

for cage-free

eggs, will

enhance our

ability to

serve our

valued
customers in this important

market area. We welcome

the Fassio team

to Cal-Maine Foods

as we apply our
proven operating model and further expand our cage-free production capabilities.

“Following the

end of

the second

quarter,

we

announced a

definitive

agreement

to

acquire from
Tyson Foods, Inc. (NYSE:TSN)

a recently closed broiler

processing plant, hatchery and

feed mill located in
Dexter, Missouri.

We expect

to complete

the acquisition

in our

third fiscal

quarter and

to repurpose

the
assets for

use in

egg and

egg products

production. We

look forward

to the

opportunities to

leverage the
added

production

and distribution

capabilities

and reach

more

customers in

Missouri

and

surrounding
markets.”

Cal-Maine Foods Reports Second Quarter Fiscal 2024 Results

January 3, 2024
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Sales Performance & Operating Highlights
Max Bowman,

vice president and

chief financial officer

of Cal-Maine Foods,

Inc., added, “For

the
second quarter of

fiscal 2024, our

net sales were

$523.2 million compared

with $801.7 million

for the same
period last year. The decline in

sales revenue for the second quarter

of fiscal 2024 was primarily

due to the
significant

decrease

in

the

net

average

selling price

for

conventional eggs.

However, our

sales

volumes
improved slightly with 288.2 million total dozens sold in the second quarter of fiscal 2024 compared with
284.1 million, an increase of 1.4%, over the same period last year.

“Net income attributable to

Cal-Maine Foods, Inc. for

the second quarter of

fiscal 2024 was $17.0
million,

or

$0.35

per

diluted

share,

compared

with

$198.6

million,

or

$4.07

per

diluted

share,

for

the
second quarter of

fiscal 2023.

These results include

a $19.6 million

loss contingency accrual,

reflected in
SG&A

expenses,

for

our

estimated

share

of

damages

and

fees

awarded

in

a

pending

anti-trust

legal
proceeding. We are still pursuing legal actions to reverse, and if necessary,

appeal the decisions.
“While conventional egg prices improved

sequentially, the net average selling

price per dozen was
$1.458 for conventional eggs in the

second quarter of fiscal 2024, down

49.4% compared with $2.883 for
the prior-year

quarter. Net

average selling

price for

specialty eggs

was $2.277

per dozen,

compared with
$2.370 per dozen for

the second quarter

of fiscal 2023, a

decline of 3.9%.

Specialty dozens sold

were 33.2%
of total

dozens sold

in the

second quarter

of fiscal

2024 compared

with 33.8%

in the

prior-year period.
Cage-free

eggs

accounted

for

approximately

30.4%

of

shell

egg

revenue

for

the

second

quarter

of

fiscal
2024.
“We reported

operating income

of $14.2

million for

the second

quarter of

fiscal 2024,

compared
with

operating

income

of

$259.9

million

for

the

prior-year

quarter,

primarily

reflecting

lower

market
prices. However,

we benefitted

from lower

feed ingredient

prices compared

with the

same period

a year
ago.

We

continued to

focus on

the

aspects of

our

business we

can

control

and

managed our

operations
efficiently

despite

higher

input

costs

at

our

production,

processing

and

distribution

centers,

as

well

as
ongoing

investments

in

enhanced

biosecurity

measures

to

mitigate

the

risk

of

highly

pathogenic

avian
influenza (“HPAI”).

“Current indications

for corn

project an overall

better stocks-to-use

ratio implying

potentially lower
prices

in

the

near

term;

however,

as

we

continue

to

face

uncertain

external

forces

including

weather
patterns and global supply

chain disruptions, volatility could

remain. Soybean meal supply

has remained
tight relative to demand in the second quarter of fiscal 2024.”
13 Weeks Ended 26 Weeks Ended
December 2, 2023 November 26, 2022 December 2, 2023 November 26, 2022
Dozen Eggs Sold (000) 288,173 284,086 561,299 559,403
Conventional Dozen Eggs Sold (000) 192,462 187,976 373,992 367,688
Specialty Dozen Eggs Sold (000) 95,711 96,110 187,307 191,715
Dozen Eggs Produced (000) 265,101 261,358 515,457 519,012
% Specialty Sales (dozen) 33.2% 33.8% 33.4% 34.3%
% Specialty Sales (dollars) 43.3% 29.4% 45.4% 30.5%
Net Average Selling Price (per dozen) $ 1.730 $ 2.709 $ 1.661 $ 2.496
Net Average Selling Price Conventional
Eggs (per dozen) $ 1.458 $ 2.883 $ 1.353 $ 2.631
Net Average Selling Price Specialty Eggs
(per dozen) $ 2.277 $ 2.370 $ 2.277 $ 2.236
Feed Cost (per dozen) $ 0.554 $ 0.685 $ 0.575 $ 0.676

Cal-Maine Foods Reports Second Quarter Fiscal 2024 Results

January 3, 2024
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HPAI & Table Egg Supply Outlook
Outbreaks of HPAI have

continued to occur in

U.S. poultry flocks. Prior

to November 2023, there
were no reported significant

outbreaks of HPAI in

commercial table egg layer

flocks since December 2022.
On January 3, 2024,

the USDA division

of Animal and

Plant Health Inspection

Service (“APHIS”) reported
that approximately 12.9

million commercial table

egg layers

and 1.5

million commercial table

egg pullets
have been depopulated as a result of HPAI outbreaks since the beginning of November

2023.
Cal-Maine

Foods

experienced

an

HPAI

outbreak

within

its

facilities

in

Kansas,

resulting

in
depopulation of approximately

1.5 million laying hens and

240 thousand pullets, or

approximately 3.3% of
its

total

flock,

subsequent

to

quarter

end.

Cal-Maine

Foods

believes

that

it

can

mitigate

the

loss

of
production through

flock rotations.

The Company

remains dedicated

to robust

biosecurity programs

across
its locations; however, no

farm is immune from

HPAI. HPAI is still

present in the wild

bird population and
the

extent

of

possible

future

outbreaks,

with

heightened

risk

during

the

migration

seasons,

cannot

be
predicted.

According

to

the

U.S.

Centers

for

Disease

Control

and

Prevention,

these

detections

do

not
present an immediate public health concern.
The Company believes the HPAI

outbreak will continue to affect

the overall supply of eggs

until the
layer

hen

flock

is

fully

replenished.

The

layer

hen

flock

five-year

monthly

average

for

the

month

of
December from

2018 through

2022 was

330.1 million

hens. According

to the

USDA, the

U.S. flock

consisted
of 321.6 million layers

producing table or market

type eggs as of

December 1, 2023, which is

2.6 % below
the five-year average.

Looking Ahead
Miller added, “We are pleased with our

ability to effectively manage our business through the first half of

fiscal 2024,

as we

have continued

to

deal with

the impact

of HPAI.

We

are proud

of our

team’s
resilience

and

ability

to

quickly

respond

to

the

challenges

we

have

faced.

Our

proven

operating

model
supports our

ability to

manage our

operations through

the various

cycles that

characterize our

business.
Cal-Maine

Foods

is

uniquely

positioned

to

leverage

our

scale

and

continue

to

meet

growing

customer
demand. We

are also

mindful of

our important

role as

a contributor

to the

nation’s food

supply with

an
affordable and nutritious protein portfolio. We remain focused on our strategy to invest in our operations
to expand

capacity; pursue

synergistic acquisition

opportunities; and

support long-term

growth through
investment in

innovative, scale-driven

products and

facilities. We

are fortunate

to have

a strong

balance
sheet and a disciplined capital allocation strategy that supports our growth objectives. We look forward to the opportunities ahead for Cal-Maine Foods.”
Dividend Payment
For the second

quarter of fiscal

2024, Cal-Maine Foods

will pay a

cash dividend of

approximately
$0.116

per

share

to

holders

of

its

common

and

Class

A

common

stock.

Pursuant

to

Cal-Maine

Foods’
variable dividend policy, for each quarter

in which the Company reports

net income, the Company pays

a
cash

dividend

to

shareholders

in

an

amount

equal

to

one-third

of

such

quarterly

income.

Following

a
quarter

for

which

the

Company

does

not

report net

income,

the

Company will

not

pay

a

dividend

with
respect

to

that

quarter

or

for

a

subsequent

profitable

quarter

until

the

Company

is

profitable

on

a
cumulative basis

computed from

the date

of the

most recent

quarter for

which a

dividend was

paid. The
amount

paid

per

share

will

vary

based

on

the

number

of

outstanding

shares

on

the

record

date.

The
dividend is payable on February 15, 2024, to holders of record on January

31, 2024.
About Cal-Maine Foods
Cal-Maine Foods, Inc.

is primarily engaged

in the production,

grading, packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally enhanced eggs.

The Company, which is

headquartered in Ridgeland, Mississippi,
is the largest

producer and distributor of

fresh shell eggs in

the United States and

sells the majority of

its

Cal-Maine Foods Reports Second Quarter Fiscal 2024 Results

January 3, 2024
-MORE-
shell

eggs

in

states across

the southwestern,

southeastern, mid-western

and mid-Atlantic

regions of

the
United States.
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that term

is defined in the

Private Securities Litigation Reform

Act of 1995.

The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict
and may be

beyond our

control. The

factors that could

cause actual results

to differ materially

from those
projected in

the

forward-looking statements

include, among

others, (i)

the

risk factors

set forth

in the
Company’s SEC

filings (including

its Annual

Reports on

Form 10-K, Quarterly

Reports on

Form 10-Q

and
Current Reports

on Form

8-K),

(ii) the

risks and

hazards inherent

in the

shell egg

business (including
disease, pests, weather

conditions and potential

for recall),

including but not

limited to the

most recent
outbreak of highly pathogenic avian influenza affecting poultry in the U.S., Canada and other countries
that

was

first

detected in

commercial

flocks

in

the

U.S.

in

February

2022 and

that

first

impacted our
flocks in December 2023, (iii)

changes in the demand

for and market prices of

shell eggs and feed costs,
(iv) our ability to

predict and meet demand

for cage-free and other specialty

eggs, (v) risks, changes or
obligations that could result from our

future acquisition of new flocks or businesses

and risks or changes
that

may

cause

conditions

to

completing

a

pending

acquisition

not

to

be

met,

(vi)

risks

relating

to
increased

costs,

and

higher and

potentially

further

increases

in

inflation

and

interest

rates,

(vii)

our
ability

to

retain

existing

customers,

acquire

new

customers

and

grow

our

product

mix,

(viii)

adverse
results in pending litigation matters,

(ix) global instability, including

as a result of

the wars in

Ukraine
and Israel

and attacks

on shipping

in the

Red Sea,

and (x)

any potential

resurgence of

COVID-19. SEC
filings may be obtained from

the SEC or the

Company’s website
,

www.calmainefoods.com. Readers are
cautioned

not

to

place

undue

reliance

on

forward-looking

statements

because,

while

we

believe

the
assumptions

on

which

the

forward-looking

statements

are

based

are

reasonable,

there

can

be

no
assurance that these

forward-looking statements

will prove to

be accurate. Further,

the forward-looking
statements included herein are only made

as of the respective

dates thereof, or if no date

is stated, as of
the date

hereof. Except

as

otherwise required

by

law, we

disclaim any

intent or

obligation to

publicly
update

these

forward-looking

statements,

whether

as

a

result

of

new

information,

future

events

or
otherwise.

Cal-Maine Foods Reports Second Quarter Fiscal 2024 Results

January 3, 2024
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CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS OF INCOME
13 Weeks Ended 26 Weeks Ended
December 2, 2023 November 26, 2022 December 2, 2023 November 26, 2022
Net sales $ 523,234 $ 801,700 $ 982,578 $ 1,460,044
Cost of sales 432,104 483,851 846,015 924,705
Gross profit 91,130 317,849 136,563 535,339
Selling, general and administrative 76,578 57,952 128,824 111,559
(Gain) loss on disposal of fixed assets 318 29 262 62
Operating income (loss) 14,234 259,868 7,477 423,718
Other income, net 7,884 2,400 15,374 4,030
Income before income taxes 22,118 262,268 22,851 427,748
Income tax expense 5,540 63,974 5,862 104,320
Net income 16,578 198,294 16,989 323,428
Less: Loss attributable to noncontrolling interest (431) (293) (946) (446)
Net income attributable to Cal-Maine Foods, Inc. $ 17,009 $ 198,587 $ 17,935 $ 323,874
Net income per common share:
Basic $ 0.35 $ 4.08 $ 0.37 $ 6.66
Diluted $ 0.35 $ 4.07 $ 0.37 $ 6.63
Weighted average shares outstanding:
Basic 48,690 48,624 48,691 48,624
Diluted 48,866 48,840 48,854 48,827

Cal-Maine Foods Reports Second Quarter Fiscal 2024 Results

January 3, 2024
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
December 2, 2023 June 3, 2023
ASSETS
Cash and short-term investments $ 567,828 $ 647,914
Receivables, net 199,162 187,213
Inventories, net 287,270 284,418
Prepaid expenses and other current assets 9,673 5,380
Current assets 1,063,933 1,124,925
Property, plant and equipment, net 815,468 744,540
Other noncurrent assets 87,404 85,060
Total assets $ 1,966,805 $ 1,954,525
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 148,105 $ 145,601
Dividends payable 5,682 37,130
Current liabilities 153,787 182,731
Deferred income taxes and other liabilities 189,054 162,211
Stockholders' equity 1,623,964 1,609,583
Total liabilities and stockholders' equity $ 1,966,805 $ 1,954,525